UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2012
(Date of earliest event reported)

RF Micro Devices, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	0-22511	56-1733461
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

7628 Thorndike Road
Greensboro, North Carolina 27409-9421
(Address of principal executive offices)
(Zip Code)

(336) 664-1233
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed by RF Micro Devices, Inc. (“RFMD”) on November 16, 2012 (the “Form 8-K”), on November 9, 2012, RFMD completed its acquisition of Amalfi Semiconductor Inc. (“Amalfi”) pursuant to the Agreement and Plan of Merger, dated as of November 4, 2012 (the “Merger Agreement”), by and among RFMD, Chameleon Acquisition Corporation, a wholly-owned subsidiary of RFMD (“Merger Sub”), Amalfi, and Shareholder Representative Services LLC, solely in its capacity as the escrow representative. On the terms and subject to the conditions set forth in the Merger Agreement, RFMD acquired 100% of the outstanding equity securities of Amalfi through the merger of Merger Sub with and into Amalfi (the “Merger”). As a result of the Merger, Amalfi, as the surviving corporation, became a wholly-owned subsidiary of RFMD. In accordance with Items 9.01(a) and (b) of Form 8-K, this Amendment No. 1 to the Form 8-K (the “Amendment”) is being filed to include unaudited pro forma financial information for RFMD and audited and unaudited historical financial information for Amalfi.

The audited financial statements of Amalfi for the year ended December 31, 2011 (including the consent of the independent auditors thereto), the unaudited condensed consolidated financial statements of Amalfi as of September 30, 2012 and December 31, 2011, and for the nine months ended September 30, 2012 and September 30, 2011, and the unaudited pro forma condensed combined balance sheet of RFMD as of September 29, 2012, the unaudited pro forma condensed combined statement of operations of RFMD for the six months ended September 29, 2012 and the unaudited pro forma combined statement of operations for the fiscal year ended March 31, 2012 for RFMD, are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and are included herein.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The consolidated statement of financial position of Amalfi as of December 31, 2011, and the related consolidated statements of operations, shareholders' equity (deficit), and cash flows for the year then ended, and the related notes thereto, are filed as Exhibit 99.1 to this Amendment.

    The unaudited condensed consolidated statement of financial position as of September 30, 2012 and December 31, 2011 and the unaudited condensed consolidated statements of operations and cash flows of Amalfi for the nine-months ended September 30, 2012 and 2011, and the related notes thereto, are filed as Exhibit 99.2 to this Amendment.

(b)    Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.3 to this Amendment.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP, independent auditors with respect to Amalfi Semiconductor, Inc.

99.1	Audited Financial Statements of Amalfi Semiconductor, Inc. for the year ended December 31, 2011.

99.2	Unaudited Financial Statements of Amalfi Semiconductor, Inc. for the nine months ended September 30, 2012 and September 30, 2011.

99.3
Unaudited pro forma condensed combined balance sheet of RFMD as of September 29, 2012, the unaudited pro forma condensed combined statement of operations of RFMD for the six months ended September 29, 2012 and the unaudited pro forma combined statement of operations of RFMD for the year ended March 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF Micro Devices, Inc.

By:/s/William A. Priddy, Jr.
William A. Priddy, Jr.
Chief Financial Officer, Corporate
Vice President of Administration and Secretary

Date:    January 28, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, independent auditors with respect to Amalfi Semiconductor, Inc.

99.1	Audited Financial Statements of Amalfi Semiconductor, Inc. for the year ended December 31, 2011.

99.2	Unaudited Financial Statements of Amalfi Semiconductor, Inc. for the nine months ended September 30, 2012 and September 30, 2011.

99.3
Unaudited pro forma condensed combined balance sheet of RFMD as of September 29, 2012, the unaudited pro forma condensed combined statement of operations of RFMD for the six months ended September 29, 2012 and the unaudited pro forma combined statement of operations of RFMD for the year ended March 31, 2012.